SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 19, 2013

Date of Report (Date of earliest event reported)

Armada Oil, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-52040

(Commission File Number)

98-0195748

(I.R.S. Employer Identification No.)

10777 Westheimer Rd.

Suite 1100

Houston, Texas 77042

(Address of principal executive offices)

(800) 676-1006

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On February 19, 2013, Armada Oil, Inc. (the “Company”) entered into Amendment No.1 (the “Amendment No. 1”) to the Asset Purchase Agreement and Plan of Reorganization, with Mesa Energy Holdings, Inc. (“Mesa”) and Mesa Energy, Inc. (“MEI”) pursuant to which the Company, Mesa and MEI amended the Asset Purchase Agreement and Plan of Reorganization, dated November 14, 2012 (the “Asset Purchase Agreement”). The Asset Purchase Agreement set forth the terms and conditions under which the Company proposed to acquire substantially all of the assets of Mesa as further described therein. The purpose of the Amendment No. 1 was to:

  revise the post-closing board of directors to include: Randy M. Griffin (Chairman), James Cerna, Eric Wold, Ray Unruh, Kenneth Hern, Fred Zaziski and Marceau Schlumberger;

  revise the post-closing management to include: Randy M. Griffin, Chief Executive Officer; James Cerna, President; David Freeman, Chief Operating Officer; Rachel Dillard, Chief Financial Officer;

  extend the date on which Mesa must obtain shareholder consent from February 18, 2013 to April 20, 2013;

  extend the date on which Mesa and the Company must close the transaction from February 28, 2013 to April 30, 2013.

The description of Amendment No. 1 in this Item 1.01 is qualified in its entirety to the text of the Amendment No. 1, which is attached as Exhibit 10.1 hereto and incorporated by reference herein. A copy of the Asset Purchase Agreement is included as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on November 20, 2012.

SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is being filed with this Report on Form 8-K.

In reviewing the agreements included as exhibits to this Report, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about us or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

  should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

  have been expressly qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement and are not included in this Report;

  may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

  were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about us may be found elsewhere in this Report on Form 8-K and our other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Number Description

10.1 Amendment No.1 to the Asset Purchase Agreement and Plan of Reorganization, dated February 19, 2013, among Armada Oil, Inc., Mesa Energy Holdings, Inc. and Mesa Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 22, 2013.

Armada Oil, Inc.

By: /s/ James J. Cerna, Jr.

James J. Cerna, Jr.

President and Chief Executive Officer